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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported):   March 15, 2000




                          CADENCE DESIGN SYSTEMS, INC.
               (Exact Name of Registrant as Specified in Charter)







          Delaware                   1-10606                   77-0148231
(State or Other Jurisdiction    (Commission File            (I.R.S. Employer
     of Incorporation )              Number)             Identification Number)

                           2655 SEELY ROAD, BUILDING 5
                           SAN JOSE, CALIFORNIA 95134
               (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code:  (408) 943-1234
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ITEM 5.           OTHER EVENTS

Cadence Design Systems, Inc., a Delaware corporation (the "Registrant"), is filing this Form 8-K to provide notice pursuant to its bylaws that the Registrant's 2000 Annual Meeting of Stockholders will be held on May 24, 2000. The record date for determining stockholders of the Registrant entitled to notice of, and to vote at, the 2000 Annual Meeting of Stockholders is April 10, 2000.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated as of March 15, 2000.

                             CADENCE DESIGN SYSTEMS, INC.


                              By:    /s/ R.L. Smith McKeithen
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                                     R.L. Smith McKeithen
                                     Senior Vice President and General Counsel